[LOGO] To meet the financial needs of our customers and help them achieve their dreams

Welcome 2009 Annual Meeting of Shareholders Robert E. Hoptry, Chairman

Introduction of Director Nominees Philip A. Frantz

Director Nominees William G. Barron Brian J. Crall Philip A. Frantz Rick S. Hartman D.J. Hines Robert E. Hoptry Douglas I. Kunkel Archie M. Brown, Jr. MainSource Financial Group

Increase in Number of Authorized Shares

 25 million to 100 million Current level of authorized but unallocated & unissued shares is 3.4 million Streamlines future stock offerings Allows management to act quickly to smaller, strategic transactions Not dilutive to current shareholders Issuance over 20% of outstanding shares requires shareholder approval Increase in Number of Authorized Shares

Advisory Vote on Executive Compensation Policies and Procedures

Advisory Vote on Executive Compensation Policies and Procedures Also known as the “Say on Pay” Proposal Mandated by American Recovery and Reinvestment Act (ARRA) Also known as Stimulus Bill Vote is advisory in nature – Not Binding MSFG Compensation Committee believes its practices are conservative, but will take shareholder vote into consideration in its compensation programs.

Ratification of Crowe Horwath LLP

Introductions

MainSource Financial Group Executive Officers Archie Brown: President and Chief Executive Officer Jamie Anderson: Chief Financial Officer Jeff Smith: Chief Operating Officer Daryl Tressler: Chief Banking Officer Bill Goodwin: Chief Credit Officer

MainSource Financial Group Affiliate Directors MainSource Bank Daryl R. Tressler, Chairman John G. Seale Philip A. Frantz David L. Miers Lawrence R. Rueff Michael J. Kapfhammer Larry Gesse John G. Hall Samuel H. Hildebrand

MainSource Financial Group Affiliate Directors MainSource Bank of Illinois W. Brent Hoptry, Chairman Rick S. Hartman Roy A. Koester Ronald H. Kinzinger Matthew J. McLaren

MainSource Financial Group Affiliate Directors MainSource Bank - Ohio David Dippold, Chairman William J. McGraw, III William E. Lukens R. Douglas Haines Richard W. Wallace

2008 Financial Performance Jamie Anderson Chief Financial Officer

We will achieve our vision by: Disclosure Regarding Forward Looking Statements This presentation may include forward-looking statements regarding, among other things, MainSource’s business strategy, financial position and prospects, dividend policy, business results, strategic initiatives, credit quality including reserve levels, capital expenditures, and various other matters. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could” or “anticipates”, or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties, and because the assumptions underlying these statements could prove inaccurate. Factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, general economic conditions, legislative and regulatory initiatives, changes in the quality of MainSource’s loan portfolios, and other risks set forth in MainSource’s Annual Report on For 10-K for the fiscal year ending December 31, 2008, on file with the SEC. MainSource does not undertake to update any forward looking statements as a result of new information or future events or developments.

2008 Balance Sheet

Total Assets

Largest Indiana Bank Holding Companies By Asset Size

Total Loans

Regulatory Capital Ratios 12/31/08

2008 Operating Results

Net Income

Earnings Per Share

Non-Performing Loans

Loan Loss Reserve

Provision for Loan Losses

Net Interest Margin

Efficiency Ratio

Investment Portfolio Performance Net realized gains of $1.1 million Yield of 5.42% compared to 5.22% in 2007 Performance Rank in the top 25% compared to peers.

Earnings Before LLP & Taxes

MainSource Financial Group NASDAQ Stock Symbol MSFG

2008 Stock Performance

MSFG Stock Performance 12 Month Period

2008 – 1st Qtr. 2009 Stock Performance

MSFG Stock Performance 15 Month Period

MSFG Compared to Other Midwest Companies $100 invested on January 1, 2008 Kroger $81 Yum Brands $74 Proctor & Gamble $66 Eli Lilly $66 Hill-Rom $59 MSFG $55 Cummins $41 Macy’s $36 Humana $35 Irwin Union $27 Fifth Third $12

2009 Outlook Archie Brown

Credit Quality

Non-Performing Loans

Provision for Loan Losses

Loan Portfolio 3/31/09 Total Loans Non-Performing Loans 37% 13% 7% 3% 40% 29% 43% 13% 6% 9% Commercial RE Residential RE Commercial/Industrial Consumer Construction & Development

Loan Loss Reserve to Total Loans

Credit Quality Initiatives Formation of Commercial Loan Workout Department – Q4 ’08 Addition of Chief Credit Officer – Q1 ’09 Enhanced Collection Software and Processes Reviewed Concentration of Credit Limits Quarterly Review of Commercial Construction and Development Loans

Acquisitions

1st Independence Financial Group Acquired in August 2008 $320 Million in assets 7 branch locations Located in: Clark and Floyd counties in Indiana Mercer, Jefferson and Anderson counties in Kentucky

1st Independence Financial Group Strategic Benefit Increased from 4.4% to 7.4% in market share in Clark County, Indiana Increased from 11.2% to 14.7% in market share in Floyd County, Indiana Fits our community bank operating model

American Founders Branch Purchase Expected to be complete May 2, 2009 $100 million in deposits, $70 million in selected loans 3 branch locations Located in Franklin and Anderson counties in Kentucky

American Founders Branch Purchase Strategic Benefits Enables us to sell one small branch in Louisville Increased market share from 7.5% to 10.2 % in Anderson County, KY Enables us to enter Franklin County with #2 Market Share position (Frankfort, Kentucky) Fits our community bank operating model

Upon Acquisition: 4 Kentucky branch locations $175 million in combined deposits 4th Largest MainSource Bank Market

Acquisition Strategy

Capital Purchase Program January 16, 2009: MainSource Financial Group issued $57 million of preferred stock .

Why We Participated

Capital Purchase Program Investment vs. “Bail-Out”

Capital Purchase Program Investment vs. “Bail-Out” Well – Capitalized 5.0% 6.0% 10.0% Well -Capitalized 7.1% 10.0% 10.8% 9.2% 12.8% 14.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Leverage Ratio Tier 1 to Risk Based Assets Total Capital to Risk Based Assets 12/31/2008 3/31/2009

Capital Purchase Program Investment vs. “Bail-Out” Profitable 5% dividend paid to Treasury Preferred shares to be repurchased in the future.

Capital Purchase Program How we are using the capital? Increased lending capacity Replacing American Founders Bank in Frankfort, KY Insurance in the event of a deeper recession

Plans for Repurchase of Preferred Shares

Dividend Information

Dividends Paid

Dividend Payout Ratio

Earnings & Dividends Paid

Dividend Philosophy We recognize the importance of the dividend to the shareholders. Factors we consider: Federal Reserve Guidelines Historic Earnings Relative to Dividend Outlook on Earnings Dividend decision reviewed on quarter by quarter basis.

Strategic Objectives

To be the Premier Financial Services Company in the Midwest. Corporate Vision

To meet the financial needs of our customers and help them achieve their dreams. Corporate Purpose

Integrity Teamwork Ownership Corporate Values

Strategic Positions We will achieve our vision by: We will achieve our vision by: We will achieve our vision by: We will achieve our vision by: Operating locally Building core competencies in core deposit growth and growth in small and medium sized (owner managed) business relationships. Providing a broad range of competitive products and services to our customers.

Strategic Positions We will achieve our vision by: We will achieve our vision by: We will achieve our vision by: We will achieve our vision by: Hiring, developing and attracting the best employees in the communities in which we serve. Being a market share leader in the communities in which we operate. Strategically aligning our corporation to bring our purpose to life in our communities.

Questions

[LOGO] To meet the financial needs of our customers and help them achieve their dreams